Form 6342 (10-2015)

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (“Amendment”) is made and entered into effective the 14th day of December, 2018, by and between Dakota Ethanol, L.L.C., a South Dakota limited liability company (hereinafter referred to as “Borrower”) and Farm Credit Services of America, PCA and Farm Credit Services of America, FLCA (each and collectively “Lender”) to amend and modify the Amended and Restated Credit Agreement dated February 2, 2018 (hereinafter referred to as the “Credit Agreement”). The Credit Agreement and underlying Loan Documents are modified only to the extent necessary to give effect to the terms of this Amendment, and the remaining terms of said Loan Documents, not otherwise inconsistent herewith, are ratified by the parties. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

In consideration of the mutual agreements, provisions and covenants herein contained, and furthermore to induce Lender to consider financial accommodations for the Borrower under the terms and provisions of the Credit Agreement, the parties hereby agree as follows:

1.	Exhibit ‘B’ Compliance Certificate is hereby replaced with the attached Exhibit ‘B’.

2.	The following Section is hereby amended to read as follows:

Section 6.12.2 Debt Service Coverage Ratio.
Borrower agrees to maintain a Debt Service Coverage Ratio of 1.25:1.00, measured at fiscal year-end. “Debt Service Coverage Ratio” shall be defined as [net profit plus depreciation and amortization, minus gain (loss) on sale of fixed assets] divided by $1,000,000.00 for fiscal years 2018 and 2019. For fiscal year 2020 and thereafter, the Debt Service Coverage Ratio shall be defined as [net profit plus depreciation and amortization, minus gain (loss) on sale of fixed assets] divided by $4,500,000.00.

Borrower hereby represents and warrants to the Lender that, after giving effect to this Amendment, (i) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents and (ii) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

Borrower hereby ratifies the Credit Agreement as amended and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement applicable to it and (ii) that it is responsible for the observance and full performance of its respective obligations.

Borrower hereby certifies that the person(s) executing this Amendment on behalf of Borrower is/are duly authorized to execute such document on behalf of Borrower and that there have been no changes in the name, ownership, control, organizational documents, or legal status of the Borrower since the last application, loan, or loan servicing action; that all resolutions, powers and authorities remain in full force and effect, and that the information provided by Borrower is and remains true and correct.

This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEBRASKA. A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW. TO PROTECT YOU AND US FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT, PROMISE, UNDERTAKING OR OFFER TO FOREBEAR REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS AMENDMENT MUST BE IN WRITING TO BE EFFECTIVE.

Form 6342 (10-2015)

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have set their hand effective the day and year first above written.

BORROWER:

Dakota Ethanol, L.L.C.,
a South Dakota limited liability company

By:   /s/ Scott Mundt
         Scott Mundt, Chief Executive Officer

Address for Notice: P.O. Box 100, Wentworth, South Dakota 57075

LENDER:

Farm Credit Services of America, PCA and
Farm Credit Services of America, FLCA

By:    /s/ Alisha Cobb, VP

Name:    Alisha Cobb

Title:    VP

Address for Notice: 5015 S 118th Street, PO Box 2409, Omaha, NE 68103-2409 United States